                                                                    Exhibit 10.4

                    AMENDMENT NO. 1 TO REGISTRATION AGREEMENT


                  THIS AMENDMENT is made as of August 15, 1997, between David's Bridal, Inc. (formerly known as Phillie Bridals, Inc.), a Florida corporation (the "Company"), the Persons listed on Exhibit A hereto (the "Other Stockholders") and the Persons listed on Exhibit B hereto (the "Investors").

                  WHEREAS, the Company and certain stockholders of the Company are parties to that certain Registration Agreement dated as of June 9, 1997 (the "Registration Agreement"); and

                  WHEREAS, the Company is selling or agreeing to sell in the future to certain Stockholders shares of Series D Preferred Stock of the Company ("Series D Preferred") and the Company and the Series D Stockholders desire for the Series D Preferred to be Registrable Securities under the Registration Agreement.

                  NOW, THEREFORE, intending to be legally bound, the Management Agreement is hereby amended as follows:

                  1. All terms used in this Amendment but not otherwise defined in this Amendment shall have the meanings set forth for such terms in the Registration Agreement.

                  2. The definition of Clipper Registrable Securities in Section 8(a) of the Registration Agreement is hereby amended and restated in its entirety to read as follows:

                           (a) "Clipper Registrable Securities" means (i) any Class A Preferred issued to the Investors, (ii) any Class B Preferred issued to the Investors, (iii) any Class C Preferred issued to the Investors, (iv) any Class D Preferred issued to the Investors, (v) any Class A Common issued or issuable to the Investors upon the conversion of the Class A Preferred or Class D Preferred, (vi) any Class B Common issued or issuable to the Investors upon conversion of the Class B Preferred, (vii) any Class C Common issued or issuable to the Investors upon conversion of the Class C Preferred or Class A Common, (viii) any Class A Common issued or issuable upon conversion of the Class C Common and (ix) any Stock issued or issuable to the Investors with respect to securities referred to in clauses (i) - (viii) by way of a stock dividend or stock split in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                  3. The definition of Other Stockholder Registrable Securities in Section 8(b) of the Registration Agreement is hereby amended and restated in its entirety to read as follows:




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                           (b) "Other Stockholder Registrable Securities" means
                           (i) the Class A Common Stock owned by the Other Stockholders, (ii) any Class D Preferred issued to the Other Stockholders and (iii) any Class A Common Stock issued or issuable to the Other Stockholders with respect to securities referred to in clauses (i) or (ii) by way of a stock dividend or stock split in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                  4. Exhibit A is hereby amended and restated in its entirety to read as set forth on Exhibit A to this Amendment.

                  5. Any provision of the Registration Agreement which is inconsistent with the provisions of this Amendment shall be deemed amended to effectuate the intention expressed herein. Every other provision of the Registration Agreement shall remain unchanged and in full force and effect.

                  6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Florida.



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                  IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.


                                    /s/ Steven Erlbaum
                                    -------------------
                                    Steven Erlbaum

                                    /s/ Gerry Erlbaum
                                    -------------------
                                    Gary Erlbaum

                                    /s/ Philip Youtie
                                    -------------------
                                    Philip Youtie

                                    /s/ Michael Erlbaum
                                    -------------------
                                    Michael Erlbaum

                                    /s/ Steven Sidewater
                                    --------------------
                                    Steven Sidewater


                                    NANCY SIDEWATER TRUST


                                    By: /s/ Steven Sidewater
                                    ------------------------
                                    Trustee


                                    VEDERMAN FAMILY PARTNERSHIP


                                    By: /s/ Herbert Vederman
                                    ------------------------
                                    General Partner


                                    WENDY SIDEWATER TRUST


                                    By: /s/ Steven Sidewater
                                    ------------------------
                                    Trustee




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                                   PETER SIDEWATER TRUST


                                   By: /s/ Steven Sidewater
                                   -----------------------------------------
                                   Trustee


                                   /s/ Jon Erlbaum
                                   -----------------------------------------
                                   Jon Erlbaum

                                   /s/ Marc Erlbaum
                                   -----------------------------------------
                                   Marc Erlbaum

                                   /s/ Daniel Erlbaum
                                   -----------------------------------------
                                   Daniel Erlbaum

                                   /s/ Steven Erlbaum, as Custodian
                                   -----------------------------------------
                                   Adam Erlbaum, Steven Erlbaum as Custodian

                                   /s/ Michael Moore
                                   -----------------------------------------
                                   Michael Moore

                                   /s/ Shelly Shapiro
                                   -----------------------------------------
                                   Shelly Shapiro

                                   /s/ Mordechai Kafry
                                   -----------------------------------------
                                   Mordechai Kafry


                                   ADDWOOD LIMITED


                                   By: /s/ Illegible
                                   -----------------------------------------
                                   Its:


                                   Haleigh Youtie, Philip Youtie as Custodian


                                   CORESTATES HOLDINGS, INC.


                                   By: /s/ Illegible
                                   -----------------------------------------
                                   Its:

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                         CLIPPER CAPITAL ASSOCIATES, L.P.

                         By:      Clipper Capital Associates, Inc.
                         Its:     General Partner


                         By: /s/ Eugene P. Lynch
                             -------------------------------------
                               Name:  Eugene P. Lynch
                               Title:    Treasurer and Secretary



                         CLIPPER/MERBAN, L.P.

                         By:      Clipper Capital Associates, L.P.
                         Its:     General Partner

                         By:      Clipper Capital Associates, Inc.
                         Its:     General Partner

                         By: /s/ Eugene P. Lynch
                             -------------------------------------
                               Name:  Eugene P. Lynch
                               Title:    Treasurer and Secretary



                         CLIPPER/MERCHANT PARTNERS, L.P.

                         By:      Clipper Capital Associates, L.P.
                         Its:     General Partner

                         By:      Clipper Capital Associates, Inc.
                         Its:     General Partner

                         By: /s/ Eugene P. Lynch
                             -------------------------------------
                               Name:  Eugene P. Lynch
                               Title:    Treasurer and Secretary




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                     CLIPPER EQUITY PARTNERS I, L.P.

                     By:      Clipper Capital Associates, L.P.
                     Its:     General Partner

                     By:      Clipper Capital Associates, Inc.
                     Its:     General Partner


                     By: /s/ Eugene P. Lynch
                         -----------------------------------
                           Name:  Eugene P. Lynch
                           Title:    Treasurer and Secretary



                     CLIPPER/SR, L.P.

                     By:      Clipper Capital Associates, L.P.
                     Its:     General Partner

                     By:      Clipper Capital Associates, Inc.
                     Its:     General Partner


                     By: /s/ Eugene P. Lynch
                         -----------------------------------
                           Name:  Eugene P. Lynch
                           Title:    Treasurer and Secretary


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
                                                                       EXHIBIT A

                               Other Stockholders


                                    Steven Erlbaum
                                    Gary Erlbaum
                                    Philip Youtie
                                    Michael Erlbaum
                                    Steven Sidewater
                                    Steven Erlbaum, custodian for Adam Erlbaum
                                    Jon Erlbaum
                                    Marc Erlbaum
                                    Daniel Erlbaum
                                    Vederman Family Partnership
                                    Nancy Sidewater Trust
                                    Wendy Sidewater Trust
                                    Peter Sidewater Trust
                                    Michael Moore
                                    Shelly Shapiro
                                    Philip Youtie, custodian for H. Youtie
                                    Mordechai Kafry
                                    Addwood Limited
                                    CoreStates Bank, N.A.



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